UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 23, 2006
Celtron International, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-28739	91-1903590
(State or jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
6779 Mesa Ridge Road
San Diego, California 92121
(Address of principal executive offices)
Registrant’s telephone number, including area code:
877-437-4199
939 University Avenue, San Diego, California 92103
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-(4)(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Item 7.01 Regulation FD Disclosure.
     Attached hereto as Exhibit 99.1, which is incorporated herein by reference, is a copy of certain slides used by the Company in making a presentation to analysts and potential investors and that are expected to be used in subsequent presentations to interested parties, including analysts, potential investors and shareholders. This information is not “filed” pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD. Any information in this report supercedes inconsistent or outdated information contained in earlier Regulation FD disclosures.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
99.1	Slides used in presentation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 23, 2006

CELTRON INTERNATIONAL, INC.

By:	/s/ Kenneth Dixon

Kenneth Dixon
Chief Executive Officer